Events after the reporting period	6 Months Ended
Jun. 30, 2026
Event after the reporting period [Abstract]
Events after the reporting period
29 EVENTS AFTER THE REPORTING PERIOD
29.1 Acquisition of an interest in a global tissue business
As described in Note 1.2.1 – Acquisition of an interest in a global tissue business, on July 1, 2026 (Closing), the Company completed the acquisition of 51% of the share capital of Arbex, obtaining exclusive control of that entity on that date, as well as a call option over the remaining 49% interest held by K‑C, the exercise of which is at Suzano’s sole discretion. The transaction is aligned with the Company’s strategy to expand its presence in the consumer goods segment and strengthen its position in the global tissue market through the addition of complementary operations, brands, manufacturing capabilities, and distribution channels.
As of June 5, the cash consideration initially agreed for the transaction was US$1,734 million. As a result of the funding raised in connection with the transaction, the amount of cash to be paid by the Company was reduced to US$1,293 million (equivalent to R$6,693 million). The final purchase price remains subject to customary post-closing adjustments as provided for in the transaction agreements.
Acquisition-related costs associated with the business combination totaled R$141,637 (R$59,211 in 2026 and R$82,426 in 2025) and were recognized as an expense in profit or loss in the respective periods within general and administrative expenses.
Arbex will be consolidated prospectively from July 1, 2026, and therefore the transaction did not affect the Company’s statement of financial position as of June 30, 2026 or its results for the six-month period then ended. If the acquisition had occurred at the beginning of fiscal year 2026, consolidated net revenue for the six-month period ended June 30, 2026 would have increased by R$8,468 and consolidated net income would have increased by R$228.
The preliminary purchase price allocation (“PPA”) as of July 1, 2026 is presented below.

(amounts expressed in millions of Brazilian reais)
Carrying amount of net assets	5,006

Fair value adjustments
Inventories (1)	285
Property, plant and equipment (2)	5,378
Trademarks and patents (3)	642
Deferred taxes, net (4)	(1,646)

Goodwill (5)	1,858

Fair value of net identifiable assets	11,523
Acquired interest (51%)	5,875
Non-controlling interest (49%)	5,648

Consideration transferred	6,693
Acquisition cost of the call option	(818)
Total consideration transferred in the business combination	5,875
(1)Calculated considering the balance of finished goods based on selling price, net of selling expenses.
(2)Measured based on the analysis of market data from comparable transactions and on cost quantification, derived from the estimated replacement or reproduction cost of the assets.
(3)Other assets include trademark licensing, measured based on projected revenues from products under the valued brands, in accordance with the Relief from Royalty methodology.
(4)Represents the net deferred income tax and social contribution effect recognized on the temporary differences arising from the fair value adjustments to inventories, property, plant and equipment, and trademarks and patents identified in the acquisition.
(5)The goodwill is attributable to expected efficiency gains from the business combination, Arbex's future profitability potential, and other economic benefits that do not individually meet the criteria for separate recognition as identifiable intangible assets.
The amounts assigned are preliminary and may be adjusted during the measurement period prescribed by the applicable standard, as the Company completes additional valuation procedures and obtains new information about facts and circumstances that existed as of the acquisition date.